UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2017
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level, 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-281-1000

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Federal Home Loan Bank of Des Moines (the “Bank”) under Item 5.02 on April 20, 2017 (the “Original Filing”) regarding the resignation of Glen D. Simecek, Senior Vice President and Director, Western Office of the Bank. This Amendment No. 1 is being filed to include disclosure of the terms of the Bank’s Severance Agreement and General Release with Mr. Simecek.

Item 5.02 - Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the Original Filing, the effective date of Mr. Simecek’s resignation will be May 30, 2017.

On May 18, 2017, the Bank and Mr. Simecek entered into a Severance Agreement and General Release (the “General Release”). The General Release provides for, among other terms: (i) a separation date of May 30, 2017; (ii) the applicable severance benefits provided under the Change in Control Agreement dated as of March 17, 2014 between the Bank and Mr. Simecek, as amended, previously disclosed in the Bank’s annual report on Form 10-K for the year ended December 31, 2016 (filed March 21, 2017); (iii) the preservation of any vested and accrued benefits under Bank retirement plans; and (iv) a release of all claims by Mr. Simecek.

Mr. Simecek is entitled to revoke his acceptance of the General Release up through May 25, 2017, which if revoked, will be of no further force or effect and Mr. Simecek will not be entitled to the severance benefits provided therein and described above. The description of the General Release contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the General Release, a copy of which is filed herewith and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1    Severance Agreement and General Release, by and between Glen Simecek and Federal Home Loan Bank of Des Moines.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

May 30, 2017	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Severance Agreement and General Release, by and between Glen Simecek and Federal Home Loan Bank of Des Moines